UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2015, Genie Energy Ltd. (the “Registrant”) posted an earnings release to the investor relations page of its website (www.genie.com) announcing its results of operations for its fiscal quarter ended March 31, 2015. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with changes made in the management roles for the two operating divisions of Genie Energy Ltd. (the “Registrant”), Genie Oil and Gas (GOGAS) and Genie Retail Energy (GRE), on April 29, 2015 the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Registrant and the Board of Directors approved the following changes to the compensation arrangement of Avi Goldin, the Registrant’s Chief Financial Officer: (i) increase of Mr. Goldin’s annual base salary from $275,000 to $300,000 effective April 20, 2015, and (ii) in addition to Mr. Goldin’s target annual bonus of $100,000, he will also participate in any bonus pool established for employees or management of the Registrant’s subsidiary, Genie Retail Energy, Inc. with a target bonus of $75,000.

The Registrant and Mr. Goldin anticipate entering into an addendum to the existing amended and restated employment agreement between the Registrant and Mr. Goldin. The Registrant will update this Form 8-K with the employment agreement between the Registrant and Mr. Goldin upon signing.

In addition, on April 29, 2015, in connection with Michael Stein assuming the role of Chief Executive Officer of GRE, the operator of Genie’s retail energy provider business, the Registrant’s Compensation Committee and Board of Directors approved a salary increase for Michael Stein, the Registrant’s Executive Vice President and a Named Executive Officer, from $175,000 to $250,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated May 5, 2015, reporting the results of operations for Genie Energy Ltd.’s fiscal quarter ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Howard S. Jonas
Name: Howard S. Jonas Title: Chief Executive Officer

Dated: May 5, 2015

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release, dated May 5, 2015, reporting the results of operations for Genie Energy Ltd.’s fiscal quarter ended March 31, 2015.